Credit Facility	12 Months Ended
Dec. 31, 2018
Line of Credit Facility [Abstract]
Credit Facility
Credit Facility
The Company's outstanding secured credit facility as of December 31, 2018 and 2017 consisted of the following (amounts in thousands):

	December 31, 2018	December 31, 2017

Variable rate revolving line of credit	$105,000	$120,000
Variable rate term loan fixed through interest rate swaps	100,000	100,000
Variable rate term loan	150,000	—
Total secured credit facility, principal amount outstanding	355,000	220,000
Unamortized deferred financing costs related to the term loan secured credit facility	(2,489)	(601)
Total secured credit facility, net of deferred financing costs	$352,511	$219,399

Significant activities regarding the secured credit facility during the year ended December 31, 2018 include:

•
On April 27, 2018, the Operating Partnership and certain of the Company’s subsidiaries entered into the Third Amended and Restated Credit Agreement (the "A&R Credit Agreement") to add seven new lenders and to increase the maximum commitments available under the secured credit facility from $425,000,000 to an aggregate of up to $700,000,000, consisting of a $450,000,000 revolving line of credit, with a maturity date of April 27, 2022, subject to the Operating Partnership's right for one, 12-month extension period, and a $250,000,000 term loan, with a maturity date of April 27, 2023. In connection with the A&R Credit Agreement, the Company converted $150,000,000 of the outstanding balance on its revolving line of credit into $150,000,000 outstanding on its term loan. The annual interest rate payable under the secured credit facility was decreased to, at the Operating Partnership's option, either (a) the London Interbank Offered Rate, plus an applicable margin ranging from 1.75% to 2.25%, which is determined based on the overall leverage of the Operating Partnership; or (b) a base rate, which means, for any day, a fluctuating rate per annum equal to the prime rate for such day, plus an applicable margin ranging from 0.75% to 1.25%, which is determined based on the overall leverage of the Operating Partnership.

•	During the year ended December 31, 2018, the Company drew $155,000,000 to fund the acquisition of five real estate investments and repaid $20,000,000 on its secured credit facility.

•
On January 29, 2019, the Company amended the secured credit facility agreement by adding beneficial ownership provisions, modifying certain definitions related to change of control and consolidated total secured debt and clarifying certain covenants related to restrictions on indebtedness and restrictions on liens.

The principal payments due on the secured credit facility as of December 31, 2018, for each of the next five years ending December 31, are as follows (amounts in thousands):

Year	Amount
2019	$—
2020	—
2021	—
2022	105,000
2023	250,000
$355,000

The proceeds of loans made under the secured credit facility may be used to finance the acquisitions of real estate investments, for tenant improvements and leasing commissions with respect to real estate, for repayment of indebtedness, for capital expenditures with respect to real estate, and for general corporate and working capital purposes. The secured credit facility can be increased to $1,000,000,000, subject to certain conditions.
In addition to interest, the Operating Partnership is required to pay a fee on the unused portion of the lenders’ commitments under the secured credit facility at a per annum rate equal to 0.25% if the average daily amount outstanding under the secured credit facility is less than 50% of the lenders’ commitments or 0.15% if the average daily amount outstanding under the secured credit facility is greater than or equal to 50% of the lenders’ commitments. The unused fee is payable quarterly in arrears. As of December 31, 2018, the interest rate on the variable rate portion of the secured credit facility was 4.5% and the interest rate on the variable rate fixed through interest rate swap portion of the secured credit facility was 3.8%.
The actual amount of credit available under the secured credit facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the secured credit facility agreement. The amount of credit available under the secured credit facility will be a maximum principal amount of the value of the assets that are included in the pool availability. The obligations of the Operating Partnership with respect to the secured credit facility agreement are guaranteed by the Company, including but not limited to, the payment of any outstanding indebtedness under the secured credit facility agreement and all terms, conditions and covenants of the secured credit facility agreement, as further discussed below.
The secured credit facility agreement contains various affirmative and negative covenants that are customary for credit facilities and transactions of this type, including limitations on the incurrence of debt by the Operating Partnership and its subsidiaries that own properties that serve as collateral for the secured credit facility, limitations on the nature of the Operating Partnership’s business, and limitations on distributions by the Company, the Operating Partnership and its subsidiaries. The secured credit facility agreement imposes the following financial covenants, which are specifically defined in the secured credit facility agreement, on the Operating Partnership: (a) maximum ratio of indebtedness to gross asset value; (b) minimum ratio of adjusted consolidated earnings before interest, taxes, depreciation and amortization to consolidated fixed charges; (c) minimum tangible net worth; (d) minimum liquidity thresholds; (e) minimum weighted average remaining lease term of properties in the collateral pool; and (f) minimum number of properties in the collateral pool. The Company was in compliance with all financial covenant requirements at December 31, 2018.